Exhibit 32.2

CERTIFICATION OF CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER

PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

      Pursuant to Section 906 of the Sarbanes-Oxley Act 2002 (18 U.S.C.  350),

the undersigned, Robert Rankin, Chief Financial Officer of House of Taylor Jewelry, Inc. (the "Company") has executed this certification in connection with the  filing  with  the  Securities  and  Exchange  Commission  of the  Company's Quarterly Report on Form 10-QSB for the quarter ended September 30, 2007 (the "Report").

      The undersigned certifies that:  (1) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operation of the Company.

      IN WITNESS WHEREOF, the undersigned has executed this certification as of the 9th day of November 2007.

                                                 HOUSE OF TAYLOR JEWELRY, INC.

                                                 /s/ Robert Rankin

                                                  -----------------------------

                                                 Name: Robert Rankin

                                                 Title: Chief Financial Officer